                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K




                        CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934




      Date of Report (date of earliest event reported): August 23, 1999




                           IFR SYSTEMS, INC.
           (Exact name of registrant as specified in its charter)




           DELAWARE                   0-14224                   48-1197645
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)




        10200 West York, Wichita, Kansas                          67215
      (Address of principal executive offices)                  (Zip Code)




       Registrant's telephone number, including area code: (316) 522-4981

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Item 5.  Other Events.

On August 23, 1999, IFR Systems Inc. announced that it's President and Chief Operating Officer, Iain M. Robertson, will take a two month medical leave of absence, effective immediately. Jeffrey A. Bloomer, Executive Vice President and Chief Financial Officer will assume Mr. Robertson's responsibilities in the interim.

On August 26, 1999, Registrant's Board of Directors elected Mr. Bloomer Chief Executive Officer and Mr. Dennis H. Coley, Registrant's corporate controller, Chief Financial Officer and Treasurer. Both appointments are effective immediately.

At Registrant's 1999 annual meeting of stockholders held on August 26, 1999 (the "Annual Meeting"), the stockholders approved the proposed amendment to Registrant's certificate of incorporation increasing the number of Directors from seven to eight (the "Certificate Amendment"), elected the three proposed nominees as Directors, approved the appointment of Ernst & Young LLP as independent auditors, and approved the Amended and Restated Outside Director Compensation, Stock Option, and Retirement Plan (the "Option Plan"). Reference is hereby made to the definitive proxy statement for the Annual meeting filed by the Registrant, which is hereby incorporated by reference, for a description of the Certificate Amendment and the Option Plan and for information concerning the three persons elected Directors and the five persons whose terms have not expired as Directors.

The following table sets information concerning the voting on each matter submitted for consideration at the Annual Meeting.

                                       Number of Votes Voted
                                       ---------------------
Matter                         For          Against     Withheld       Broker Non-Votes
------                         ---          -------     --------       ----------------
Certificate Amendment        7,556,215       159,199     19,815               -
Election of Directors:
     Jeffrey A. Bloomer      7,530,197         -        205,032               -
     John V. Grose           7,503,146         -        232,083               -
     Oscar L. Tang           7,538,429         -        196,800               -
Approval of Appointment
     Of Auditors             7,691,317        30,941     12,971               -
Option Plan                  5,750,340     1,911,679     41,421             31,789


Item 7.   Financial Statements and Exhibits.

      There are no financial statements or exhibits filed with this Report.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 IFR SYSTEMS, INC.



                                 By /s/ Dennis H. Coley
                                    ------------------------------------
                                    Dennis H. Coley
                                    Treasurer and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

Date: September 3, 1999











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